MANUFACTURER'S AGREEMENT
                            ------------------------

            This Agreement is entered this ___ day of ______ 19__ by and between
CyberShop,  L.L.C.  ("CS"),  whose  address  is  _________________________   and
__________________________,    (the    "Manufacturer"),    whose    address   is
___________________________________.

                   CS has established an interactive  on-line computer  shopping service (the "System") in order to sell products directly to consumers via all computer related distribution avenues, including the interactive on-line computer services (the "Services"). The Manufacturer wishes to have its Products included on the System and grants to CS the right and license to market and sell the Products on the System.

                   1. TERM. The term of this Agreement is for two (2) years from the date the agreement is signed. This Agreement is automatically extended from year to year, unless terminated by either party by providing written notice to the other party no later than thirty (30) days prior to the expiration of the Term Period.

                   2. TERRITORY The territory for the rights and license granted CS is the world.

                   3. LISTING OF PRODUCTS.
                            (a)  Manufacturer  agrees  to  provide  CS with  all
information, materials and photographs in connection with the products and reasonably requested by CS.
                            (b) When the Manufacturer  provides CS with the list
of the Products, the Manufacturer will also provide the Price CS will pay for the Product. This Price cannot be more than the highest price received by the Manufacturer from any of its other retailers. The Manufacturer may add to this Price, but will list separately, shipping and handling costs. The Manufacturer may change the price with at least thirty (30) days written notice to CS.
                            (c) All information,  materials and photographs must
be presented to CS by Manufacturer no later than sixty (60) days after the date this agreement.
                            (d) If  Manufacturer  does not  provide  CS with all
information, materials and photographs within the above specified sixty (60) days, then all fees as agreed to in paragraph 5 below will be due and payable upon expiration of the sixty (60) day period.

                   4. RETURNS AND REFUNDS Manufacturer unconditionally agrees to accept  returns  directly from CS  Customer(s)  within  forty-five  (45) days of delivery of the Product(s). Upon receipt of any Products returned to Manufacturer, Manufacturer will promptly notify CS in writing. If CS is required to provide refund to Customer(s), then within thirty (30) days after receipt of the returned Products, Manufacturer will refund to CS the Price CS paid for the Products along with the Customer's name, the Products returned and the Purchase Order number for the Products.

                   5. SET-UP FEE. The Manufacturer shall pay to CS a non-refundable fee of $_____________for the preparation of the Listing for _____ images and inclusion of the Listing on the System. One half of this amount will be due upon execution of this Agreement with the remaining half due prior to setup on CS system. No Listings will be added to the System prior to receipt of payment in full.

                   6. TERMINATION. If either party fails to observe or perform any of its obligations contained herein, the other party may terminate this Agreement upon five (5) days prior written notice to the other party.


------------------------------------            CYBERSHOP, L.L.C.
(Manufacturer")


By:                                             By:
   ---------------------------------                  --------------------------


Name:                                           Name:
     -------------------------------                  --------------------------


Title:                                          Title:
      ------------------------------                  --------------------------

                            MANUFACTURER'S AGREEMENT
                            ------------------------

This Agreement is entered into this ___ day of ___________, 19__ by and between CyberShop, L.L.C. ("CS"), whose address is ______________________, and
_____________________,     (the     "Manufacturer"),     whose     address    is
____________________________________________________________________.

                   WHEREAS, CS has established an interactive on-line computer shopping service (the "System") pursuant to which CS may sell products directly to consumers via all computer related distribution avenues, including, without limitation, the interactive on-line computer services (the "Services"); and

                   WHEREAS, the Manufacturer wishes to have its Products (as defined in Section 4 below) included on the System.

                   NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CS and Manufacturer agree as follows:

                   1. GRANT OF RIGHTS. Manufacturer hereby grants to CS the following rights:
                        (a) The right and license to market and sell the Products on the System;

                        (b) The right and license to use the Manufacturer's name, Products (including the likeness of the Products), trademarks, tradenames, and copyrights (all whether now owned or hereafter acquired) in connection with the Products for all purposes in connection with the System including, without limitation, the Listing (as defined below) of the Products on the Services and the promotion and advertising of the System and the Products;

                        (c) Manufacturer represents and warrants that it has the right, power and authority to enter into this Agreement and perform its obligations hereunder and that the sale and Listing of the Product on the System, and the placement of the System on the Services will not violate any agreement, by which the Manufacturer is bound, or any law or governmental regulation.

                   2. TERM. The term of this Agreement shall commence on the date hereof and shall continue for two (2) years from the date hereof (as such term may be extended from time to time, the "Term Period"). The term of this Agreement shall be automatically extended from year to year after the expiration of each Term Period, unless terminated by either party by providing written notice to the other party no earlier than sixty (60) days and no later than thirty (30) days prior to the expiration of the Term Period.

                   3. TERRITORY. The Territory for the license and rights granted to CS hereunder shall be the world.

                   4.   LISTING OF PRODUCTS.

                        (a) Manufacturer agrees to provide CS with all information and materials in connection with the Products and reasonably requested by CS (including, if available, photographs of the Products) and cooperate with CS in the preparation of the display and listing of the Products (the "Listing") on the System. The accuracy of all descriptions and representations shall be the sole responsibility of the Manufacturer. CS will use its best efforts to ensure that the Listing conforms to the Manufacturer's instructions. CS shall have the sole right of use and ownership of the Listing, including, without limitation, the software related thereto.

                        (b) Promptly after CS receives from the Manufacturer the list of the Products to be displayed on the System (the "Products"), CS shall commence preparation of the Listing.

                        (c) All information, materials and photographs must be presented to CS by Manufacturer no later than sixty (60) days after the date this agreement.

                        (d) If manufacturer does not provide CS with all information, materials and photographs within the above specified sixty (60) days, then all fees as agreed to in paragraph 10 below will be due and payable upon expiration of the sixty (60) day period.

                   5.   SALE PROCEDURES.

                        (a) Promptly upon the receipt by CS of an order to purchase any of the Products, CS shall deliver a purchase order (the "Purchase Order") to the Manufacturer by electronic data transfer, facsimile or such other means as agreed to by the parties. The Purchase Order shall include the number and type of Products ordered and delivery instructions, including the name and address of the customer (the "Customer").

                        (b) The Manufacturer shall promptly ship the Product(s) to the Customer via United Parcel Service or such other means approved by CS (the "Shipping Service"), in accordance with the instructions set forth in the Purchase Order. Upon shipment of the Products, the Manufacturer will invoice (the "Invoice") CS for the price of the Products consistent with the Established Price (as defined below) and the Shipping Service charges incurred in the shipment to the Customer, and submit to CS confirmation (including tracking information) that the Products were shipped.

                        (c) CS is responsible for paying only the Invoice.

                   6. ESTABLISHED PRICE. At the time that the Manufacturer provides CS with the list of the Products, the Manufacturer shall provide CS with the price CS will be required to pay for the Product (the "Established Price"). The Established Price may include, but shall list separately, shipping and handling costs. The Established Price (excluding the shipping and handling costs) shall not be more than the highest price received by the Manufacturer for such Product from any of its other retailers. The Manufacturer may change the Established Price (subject to the limitation set forth in the preceding sentence) at any time, and from time to time, on not less than thirty (30) days prior written notice to CS.

                   7. CUSTOMER PRICE. CS, in its sole discretion, may determine the price at which the Product shall be sold. CS, in its sole discretion, may change such price at any time, and from time to time, without notice to the Manufacturer.

                   8.   RETURNS AND REPLACEMENTS.
                        (a) Manufacturer unconditionally agrees to accept returns directly from the Customer(s) within forty-five (45) days of delivery of the Products. Upon such return, Manufacturer shall refund the Established Price in accordance with Section 9, below.

                        (b) Manufacturer will provide all Customers with their standard warranties and will honor such warranties directly. CS shall not be required to provide any services to the Customers, including honoring of any warranties, in connection with the Products.

                        (c) Upon the receipt of any returned Products to Manufacturer, Manufacturer shall promptly notify CS in writing of such return.

                   9. REFUNDS. In the event Manufacturer is required to provide refunds pursuant to the provisions of Paragraph 8(a) or (b) above, then within thirty (30) days after receipt of the returned Products, Manufacturer shall refund to CS the Established Price (if previously paid by CS) less the shipping and handling charges, along with the name of the Customer, the Products returned and the Purchase Order number for such Products. CS shall thereafter, refund to the customer the purchase price paid by the customer, less any shipping and handling costs paid by the customer.

                   10. SET-UP FEE. The Manufacturer shall pay to CS a non-refundable fee of $_____________for the preparation of the Listing for _____ images and inclusion of the Listing on the System. One half of this amount will be due upon execution of this Agreement with the remaining half due prior to setup on CS system. No Listings will be added to the System prior to receipt of payment in full.

                   11. INCLUSION ON THE SYSTEM. CS shall include the Listing on the System with respect to each of the Services on which the System is placed. CS makes no representations, warranties or assurances that the System will be placed on any of the Services.

                   12.  EXCLUSIVE RIGHT OF CS:
                        (a) Manufacturer agrees that for a period commencing the date hereof through two (2) years after the later of (I) the placement of the System on a Service and (ii) the placement of the Product(s) on the System (as such may be extended from time to time, the "Exclusive Period"), CS shall have the exclusive right to market and sell the Manufacturer's products, including the Products, on the On-Line Services. Manufacturer shall not make any of its products available for sale to any other on-line computer shopping system except
(i) any retailer with sales in excess of $100 million that sells any of the products of the Manufacturer as of the date of this Agreement and (ii) any on-line retailer which sells any of the Manufacturer's products as of the date of this Agreement.



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



                        (b) The Exclusive Period shall be automatically extended from year to year unless terminated by the Manufacturer by providing written notice to CS no earlier than sixty (60) days prior to the expiration of the Exclusive Period and no later than thirty (30) days prior to the expiration of the Exclusive Period.

                        (c) The provisions of this section 12 shall survive the termination of the Agreement.

                   13. TERMINATION. If either party fails to observe or perform any of its obligations contained herein, the other party may terminate this Agreement upon five (5) days prior written notice to the other party. This termination shall be without prejudice to the accrued rights of the other party hereunder and without prejudice to the party's rights in connection with such breach. Upon termination of this Agreement, the Manufacturer's rights under this Agreement shall terminate and CS shall discontinue the Listing of the Product(s) on the System.

                   14. INDEMNIFICATION. Manufacturer shall indemnify CS and hold CS, its directors, officers, employees and agents harmless from and against any and all claims, demands, damages, liabilities, losses and expenses (including reasonable attorneys' fees), relating directly or indirectly to the Products, provided however that Manufacturer shall not indemnify CS against any claims, demands, damages, liabilities, losses or expenses arising from CS's gross negligence or willful misconduct. This indemnification shall survive the termination of this Agreement.

                   15.  NOTICES.   Except  as  otherwise  specifically  provided
herein, any notices, requests or other communications from one party to the other shall be in writing and shall be given to such party at the address set forth in the preamble of this Agreement, or such other address as such party may from time to time specify, by hand delivery, courier service or facsimile transmission. Such notices will be effective upon receipt by the other party.

                   16. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived at any time if, and only if, such amendment or waiver is in writing and signed by the parties hereto. No failure or delay by any party hereto in exercising any right, power or privilege shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided shall be cumulative and exclusive of any rights or remedies provided by law or by any other Agreement between the parties hereto.

                   17. GOVERNING LAW AND VENUE. This Agreement is to be governed by and construed in accordance with the laws of the State of New Jersey. Any legal proceedings to enforce this Agreement shall be brought in the state or federal court sitting in New Jersey, the parties hereto hereby waiving any claim or defense that such forum is not convenient or proper. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                   18. ASSIGNMENT. CS shall have the right at any time to assign and transfer this Agreement or its rights and obligations hereunder, and following such assignment and transfer, references to CS hereunder shall be deemed to be references to the assignee and/or transferee. Manufacturer reserves the right to terminate this Agreement if this Agreement is assigned to a party or parties that are direct competitors of the Manufacturer.

                   19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement this ____ day of ____________, 19__.


                               ---------------------------------
                                ("Manufacturer")


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                CYBERSHOP, L.L.C.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



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